EXHIBIT 32.1

CERTIFICATION PURSUANT TO18 U.S.C SECTION 1350AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In connection with the amended annual report on Form 10-K of China ShouGuan Mining Corporation (the “Company”) for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Feize Zhang, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    a) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    b) The information contained in the report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: January 23, 2013

CHINA SHOUGUAN MINING CORPORATION , Registrant

/s/ Feize Zhang

By: Feize Zhang, Principal Executive Officer